THE MEAD CORPORATION

                                 $154,000,000

                         Medium-Term Notes, Series A

                            Distribution Agreement

                                                   October 20, 1997

          Goldman, Sachs & Co.
          85 Broad Street
          New York, New York  10004

          Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
          Merrill Lynch World Headquarters
          North Tower
          World Financial Center
          New York, New York 10281-1209

          Dear Sirs:

                    The Mead Corporation, an Ohio corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series A (the "Securities") at an aggregate initial public offering price of up to $154,000,000 and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

                    Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement") which may be either (i) a written agreement, substantially in the form of Annex I hereto, or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company, relating to such sale in accordance with Section 2(b) hereof.

                    The Securities will be issued under the
          Indenture, dated as of October 20, 1997 (the
          "Indenture"), between the Company and Citibank, N.A., as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights of holders thereof established, from time to time by the Company in accordance with the Indenture.

                    1. The Company represents and warrants to, and agrees with, each Agent that:

                    (a) Three registration statements on Form S-3 (File Nos. 333-16135, 33-51337 and 33-43994), including a prospectus for use in connection with the Securities pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Act"), in respect of $850,000,000 aggregate amount of securities of the Company, including the Securities, have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus contained in the latest registration statement have been declared effective by the Commission in such form; no other document with respect to such registration statements (other than a document incorporated by reference therein) has heretofore been filed or transmitted for filing with the Commission (other than the Prospectus Supplement dated February 4, 1997 and pricing supplements filed pursuant to 424(b) of the rules and regulations of the Commission under the Act, relating to the issuance of medium-term notes); and no stop order suspending the effectiveness of any such registration statements has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in the latest registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part of such registration statement became effective but excluding the two Form T-1s filed as an exhibit to the latest registration statement, each as amended at the time such part of such registration statement became effective, being hereinafter collectively called the "Registration Statement"; the prospectus (including the prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of the particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with
          Section 4(a) hereof) in relation to Securities sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                    (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                    (c)  The Registration Statement and the
          Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and the Registration Statement and any further amendment thereto and the Prospectus do not and will not, as of the effective date of the Registration Statement and any further amendment thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any further amendment or supplement thereto, as of its date, does not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                    (d)  Neither the Company nor any of its
          subsidiaries or Material Affiliates (as hereinafter defined) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any incurrence by the Company or its subsidiaries or its Material Affiliates of any material liabilities or obligations, direct or contingent, or any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any Material Affiliates or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries as a whole or any of its Material Affiliates, otherwise than as set forth or contemplated in the Prospectus;

                    (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the conduct of its business or the ownership of its property requires such qualification;

                    (f)  The Company has an authorized
          capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the issued shares of capital stock of each subsidiary and the capital stock of each Material Affiliate owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than agreements relating to joint venture Companies;

                    (g) The Securities have been duly authorized, and, when Securities are issued and delivered pursuant to this Agreement and any Terms Agreement, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and entitled to the benefits provided by the Indenture, which will be substantially in the form incorporated by reference in the Prospectus; the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Securities;

                    (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries or Material Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or Material Affiliates is a party, or by which the Company or any of its subsidiaries or Material Affiliates is bound or to which any of the property or assets of the Company or any of its subsidiaries or Material Affiliates is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or the Regulations of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or Material Affiliates or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or under laws of foreign jurisdictions in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

                    (i)  There are no legal or governmental
          proceedings pending to which the Company or any of its subsidiaries or Material Affiliates is a party or of which any property of the Company or any of its subsidiaries or Material Affiliates is the subject required to be described in the Registration Statement or the Prospectus which is not described as required; the legal or governmental proceedings not so described are proceedings incident to the kind of business conducted by the Company and its subsidiaries and Material Affiliates which will not individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its subsidiaries as a whole or of any of its Material Affiliates; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there is no material contract or other material document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                    (j) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent certified public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                    (k)  As used in this Agreement (i) the term
          "Material Affiliate" means each of the following corporations: Northwood Forest Industries Ltd. and Northwood Panelboard Company and (ii) the term "subsidiary" means Escanaba Paper Company, Forest Kraft Company, M-B Pulp Company, MCB Woodlands and Services, Inc., Mead Coated Board, Inc., Mead Foreign Holdings, Inc., Mead Holdings S.A., Mead Packaging International, Inc. and Mead Oxford Corporation.

                    2. (a) On the basis of the representations and warranties, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. However, (i) the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale; and (ii) the Company shall have the right at any time to request the Agents to execute, prior to the date 15 business days after such request, an amendment to this Agreement to provide for another person as an Agent hereunder on substantially the same terms as the Agents hereunder on the date of such request, and each Agent shall have the right either to execute such amendment or to terminate the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company pursuant to Section 10 with respect to such Agent. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

                    Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

                    The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

                    The Company agrees to pay each Agent a
          commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                                    Commission
                                                  (percentage of
                                                     aggregate
                                                 principal amount
                  Range of Maturities           of Securities Sold)

          From 9 months to less than 1 year.................  .125%
          From 1 year to less than 18 months................  .150%
          From 18 months to less than 2 years...............  .200%
          From 2 years to less than 3 years.................  .250%
          From 3 years to less than 4 years.................  .350%
          From 4 years to less than 5 years.................  .450%
          From 5 years to less than 6 years.................  .500%
          From 6 years to less than 7 years.................  .550%
          From 7 years to less than 10 years................  .600%
          From 10 years to less than 15 years...............  .625%
          From 15 years to less than 20 years...............  .700%
          20 years to less than 30 years....................  .750%
          30 years and more............  Determined at time of sale

                    (b)  Each sale of Securities to any Agent as
          principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof.

                    For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

                    Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

                    (c)  Each Agent agrees, with respect to any
          Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law.

                    3.  The documents required to be delivered
          pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, at 3:00 p.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

                    4.  The Company covenants and agrees with each
          Agent:

                    (a) (i) To make no further amendment or supplement to the Registration Statement or the Prospectus as amended or supplemented (A) prior to the Commencement Date which shall be reasonably disapproved by any Agent promptly after reasonable notice thereof or (B) subsequent to the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal or effecting a purchase as agent, after the date of such Terms Agreement or such other agreement and prior to the related Time of Delivery which shall be reasonably disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b) under the Act not later than the close of business of the Commission on the second business day (or such other day as Rule 424 shall require) after the date on which such Pricing Supplement is first used; (iii) to make no further amendment or supplement to the Registration Statement or Prospectus as amended or supplemented, other than any Pricing Supplement or a supplement relating solely to an offering of debt securities other than the Securities or any document filed under the Exchange Act which is incorporated by reference into the Prospectus, at any time prior to having afforded each Agent a reasonable opportunity to review and comment on it; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus, other than a supplement relating solely to an offering of debt securities other than the Securities and other than any Pricing Supplement that relates to Securities not purchased through or by such Agents, has been filed with, or mailed for filing to, the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal of such order;

                    (b)  Promptly from time to time to take such
          action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such United States jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution or sale of the Securities; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process arising out of the offer or sale of such Securities, in any jurisdiction where it is not now subject;

                    (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure) or a prospectus supplement relating solely to an offering of debt securities other than the Securities, in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

                    (d)  To make generally available to its
          security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)) and the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                    (e)  So long as any of the Securities are
          outstanding, the Company will furnish to such Agent (i) as soon as available, a copy of each report of the Company mailed to shareholders or filed with the Commission and (ii) from time to time such other information concerning the Company as such Agent may reasonably request.

                    (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal, if required by such Terms Agreement or other agreement, and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and
          (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, other than debt securities which the Company has previously contracted to sell and with respect to which the Company has advised such Agent in or in connection with such Terms Agreement or other agreement or of which such Agent has actual knowledge thereof;

                    (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

                    (h) That, following the issuance of Securities under the Indenture, on April 15 (or if such day is not a business day, the next succeeding business day) of every year this Agreement is in effect or as otherwise reasonably requested by the Agents, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

                    (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or a supplement relating solely to an offering of debt securities other than the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K unless reasonably requested by the Agents) and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent written opinions of David L. Santez, Assistant Secretary and Associate General Counsel of the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on such opinion of such counsel referred to in Section 6(c) hereof which were last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinions, opinions of the same tenor as the opinions of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

                    (j) That, following the issuance of Securities under the Indenture, on April 15 (or if such day is not a business day, the next succeeding business day) of every year this Agreement is in effect or as otherwise reasonably requested by the Agents, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent written opinions of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, or other counsel for the Company satisfactory to such Agent, in form satisfactory to such Agent, to the effect that such Agent may rely on such opinion of such counsel referred to in
          Section 6(d) hereof which were last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinions, opinions of the same tenor as the opinions of such counsel referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

                    (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than a supplement relating solely to an offering of debt securities other than the Securities) and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K unless reasonably requested by the Agents), in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this
          Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement to furnish such Agent a letter substantially in the form of Annex III hereto, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(e) hereof which was last furnished to such Agent; and

                    (l) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or a prospectus supplement relating solely to an offering of debt securities other than the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K unless reasonably requested by the Agents), and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(l) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(h) hereof which were last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(h) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date.

               5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to the Agents; (ii) the reasonable fees and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder (provided that the Company will pay such fees and expenses up to an aggregate maximum amount of $60,000 with respect to the establishment of the program contemplated hereby); (iii) the cost of printing, preparing by word processor or reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including reasonable fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing, and providing any CUSIP or other identification number for, the Securities; (viii) the fees and expenses of the Trustee and any agent of the Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (ix) the fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Securities; (x) any reasonable advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved in advance by the Company (any advertising expense approved by the Company in advance shall be deemed to be reasonable); (xi) all other reasonable costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; and (xii) the fees and expenses in connection with any listing of the Securities and registration of the Securities under the Exchange Act. Except as provided in this Section and Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

                    6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities, the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, and the obligation of any purchaser of Securities as a result of an offer to purchase solicited by any Agent, shall be subject, in the discretion of such Agent or purchaser, as the case may be, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of the Agents under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(l) hereof, as the case may be, and at and as of such Solicitation Time, settlement date or Time of Delivery, as the case may, be, the condition that prior to such Solicitation Time, settlement date or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                    (a) (i) With respect to any Securities sold at or prior to such Solicitation Time, settlement date or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof;
          (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent; and (iv) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery no document shall have been incorporated by reference into the Prospectus which shall be disapproved by such Agent promptly after reasonable notice thereof;

                    (b)  Sullivan & Cromwell, counsel to the
          Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and such other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                    (c) David L. Santez, Assistant Secretary and Associate General Counsel of the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent, his written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

                         (i)  The Company has been duly
                    incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                        (ii)  (a) To the best of such counsel's
                    knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject required to be described in the Registration Statement or the Prospectus which is not described as required; and (b) the legal or governmental proceedings not so described are proceedings incident to the kind of business conducted by the Company and its subsidiaries which individually and in the aggregate are not material to the Company and its subsidiaries, taken as a whole, and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others (such counsel being entitled to rely, in respect of the opinion in this clause relating to subsidiaries, upon opinions of other legal counsel, it being understood that such counsel has made no independent check of such proceedings but believes that both you and such counsel are justified in relying upon such opinions and that, with respect to proceedings that are threatened or contemplated, counsel's opinion will be limited to matters of which they have actual knowledge);

                       (iii)  This Agreement and any applicable
                    Terms Agreement have been duly authorized, executed and delivered by the Company;

                        (iv)  The issuance and sale of the
                    Securities have been duly authorized by the Company; the Securities, when executed and authenticated in accordance with the terms of the Indenture, when the terms of the Securities have been fixed by the Chief Financial Officer in conformity with the Indenture, and when the Securities have been issued, sold and delivered to and paid for by the Agents in accordance with the terms of this Agreement, will be duly authorized, executed and delivered and will constitute valid and binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and
                    (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (b) that such counsel expresses no opinion as to Section 515 of the Indenture, (c) requirements that a claim with respect to any Securities denominated other than in U.S. dollars (or a judgment denominated other than in U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and
                    (d) governmental authority to limit, delay or prohibit the making of payments in foreign currency, currency units or composite currencies, outside the United States; such counsel may assume that at the time of the issuance, sale and delivery of each particular Security there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security and that the issuance, sale and delivery of such Security, all of the terms of such Security and the performance by the Company of its obligations thereunder will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in a default under or a breach of any agreement or instrument then binding upon the Company;

                         (v)  The Indenture has been duly
                    authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and
                    (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (b) that such counsel expresses no opinion as to Section 515 of the Indenture; and the Indenture has been qualified under the Trust Indenture Act, (c) requirements that a claim with respect to any Securities denominated other than in U.S. dollars (or a judgment denominated other than in U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (d) governmental authority to limit, delay or prohibit the making of payments in foreign currency, currency units or composite currencies, outside the United States;

                        (vi)  The issuance and sale of the
                    Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement with respect to the Securities and the consummation of the transactions herein and therein contemplated does not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor do such actions result in any violation of the provisions of the Articles of Incorporation or Regulations of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except that counsel expresses no opinion with respect to the State securities or Blue Sky laws or with respects to the rights to indemnity and contribution under this Agreement (such counsel being entitled to rely in respect of the opinion in this paragraph relating to subsidiaries upon opinions of other legal counsel provided that such counsel shall state that both you and such counsel are justified in relying upon such opinions); such counsel may assume that, at the time of the issuance, sale and delivery of each particular Security, the issuance, sale and delivery of such Security, all the terms of such Security and the performance by the Company of its obligations thereunder will comply with applicable law and each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in a default under or a breach of the Articles of Incorporation or Regulations of the Company, or any agreement or instrument then binding upon the Company or its properties;

                       (vii)  No consent, approval, license,
                    authorization, validation, filing, recording, order, registration or qualification of or with any such court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any applicable Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or under the laws of foreign jurisdictions in connection with the solicitation by the Agents of offers to purchase Securities from the Company and with purchases of Securities by an Agent as principal, as the case may be, in each case in the manner contemplated hereby; such counsel may assume that, at the time of the issuance, sale and delivery of each particular Security, the issuance, sale and delivery of such Security, all the terms of such Security and the performance by the Company of its obligations thereunder will not require any consent or authorization of any such court or governmental agency;

                      (viii)  The statements set forth in the
                    Prospectus under the captions "Description of Securities", "Description of Notes" and "Supplemental Plan of Distribution" and under the caption "Description of Designated Securities" (or comparable caption) in the Prospectus as amended or supplemented in respect of the Securities, insofar as they purport to summarize certain provisions of the laws and documents referred to therein, fairly summarize such provisions in all material respects;

                        (ix)  The documents incorporated by
                    reference in the Prospectus as amended or supplemented, when they were filed with the Commission appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, except that such counsel expresses no opinion as to the financial statements, related schedules and other financial data, and such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Prospectus as amended or supplemented; and

                         (x)  The Registration Statement, as of its
                    effective date, and the Prospectus as amended or supplemented, as of its date, and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Securities, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder, except that in each case, such counsel expresses no opinion as to the financial statements, schedules and other financial data, and such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, except for those referred to in the opinion in paragraphs (ii)(a) and (viii);

                              In addition, such counsel shall state
                    that, although they are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof, except for those referred to in the opinion in paragraphs (ii)(a) and (viii), no facts have come to their attention that have led them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Commencement Date and the Time of Delivery, the Prospectus as amended or supplemented, or any further amendment or supplement thereto made by the Company prior to the Commencement Date or the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel expresses no opinion or belief with respect to the financial statements, schedules and other financial data; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or described as required.

                    In rendering such opinion, (A) such counsel may state that such opinion is limited solely to the laws of the State of Ohio as applied by courts located in Ohio, the laws of the State of New York with respect to the opinions in paragraphs (iii), (iv) and (v) and the federal laws of the United States and (B) such counsel may rely, as to all matters of law of the State of New York, on an opinion of local counsel;

                    (d) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, or other counsel satisfactory to such Agent shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect of paragraphs (iii), (iv), (v), (viii) (including the statements set forth under the heading "United States Taxation" in the Prospectus as amended or supplemented),
          (x) (including the last paragraph thereof, but excluding the last clause of such paragraph) of paragraph (c); in rendering such opinion, (A) Skadden, Arps, Slate, Meagher & Flom LLP may state that such opinion is limited solely to the laws of the State of New York as applied by courts located in New York and the federal laws of the United States and (B) such counsel shall be entitled to make certain assumptions with respect to matters of Ohio law opined upon by Ohio counsel with respect to the opinions in paragraphs (iii), (iv) and (v);

                    (e) (i) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

                    (f)  (i)  Neither the Company nor any of its
          subsidiaries or Material Affiliates shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any incurrence by the Company or its subsidiaries or its Material Affiliates of any material liabilities or obligations, direct or contingent, any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or
          (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                    (g) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or other international or domestic calamity, crisis or change in political, financial or economic conditions, if the effect of any such event specified in this clause (iv) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented; (v) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; or (vi) any such "nationally recognized statistical rating organization" shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock; and

                    (h) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(l) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections
          (a) and (f) of this Section 6, and as to such other matters as such Agent may reasonably request.

                    7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities (but only if such other prospectus was approved in writing by the Company), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus approved in writing by the Company relating to the Securities, or any such amendment or supplement, in reliance upon, and in conformity with written information furnished to the Company by such Agent expressly for use therein; and provided further, that the Company shall not be liable to such Agent under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Agent results from the fact such Agent sold Securities to a person to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Agent and the loss, claim, damage or liability of such Agent results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing prior to the date of the Terms Agreement or the date of such purchase and to such Agent and corrected in the Prospectus (excluding documents incorporated by reference therein) or the Prospectus as then amended or supplemented (excluding documents incorporated by reference therein).

                    (b)  Each Agent will indemnify and hold
          harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that, where the omission so to notify the indemnifying party shall have prejudiced such party in any material respect, such party shall be relieved from any liability which it may have to any indemnified party under such subsection (a) or (b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                    (d)  If the indemnification provided for in
          this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such, loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of such Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities distributed by such Agent to the public were offered by such Agent to the public exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to their respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

                    (e)  The obligations of the Company under this
          Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                    8.  Each Agent, in soliciting offers to
          purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise) is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and
          (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

                    9.  The respective indemnities, agreements,
          representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

                    10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of any such termination or suspension, no party will have any liability, duty or obligation to any other party hereto, except that (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and
          (z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of
          Section 2(a), Section 4(d), Section 4(e), Section 5,
          Section 7, Section 8 and Section 9 hereof are concerned.

                    11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 902-4103, Attention: Registration Department; and if to Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York, 10281-1310, 10th Floor, Facsimile Transmission No. (212) 449-7476, Attention: MTN Product Management; and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to it, at its address set forth in the Prospectus.

                    12.  This Agreement and any Terms Agreement
          shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

                    13.  Time shall be of the essence in this
          Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the office of the Commission in Washington, D.C. is open for business.

                    14.  THIS AGREEMENT AND ANY TERMS AGREEMENT
          SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
          THE LAWS OF THE STATE OF NEW YORK.

                    15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all of such respective counterparts shall together constitute one and the same instrument.

                    16.  This Agreement may be amended or
          supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, on 15 days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on substantially the same terms and conditions as the other Agents that are parties hereto. Each Agent shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement or shall terminate the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company pursuant to Section 10 with respect to such Agent.

                    If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                   Very truly yours,

                                   THE MEAD CORPORATION

                                   By:  /s/ William R. Graber
                                       _______________________________
                                       William R. Graber
                                       Vice President and
                                       Chief Financial Officer

          Accepted in New York, New York,
          as of the date hereof:


           /s/ Goldman, Sachs & Co.
          _________________________________
               (Goldman, Sachs & Co.)

          MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

          By: /s/ Scott G. Primrose
              _____________________________
              Name:  Scott G. Primrose
              Title: Authorized Signatory




                                                            ANNEX I

                             THE MEAD CORPORATION

                         Medium-Term Notes, Series A

                               Terms Agreement

                                                  ___________, 1997

          [Goldman, Sachs & Co.
          85 Broad Street
          New York, New York 10004

          Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
          Merrill Lynch World Headquarters
          North Tower
          World Financial Center
          New York, New York 10281-1209]

          Dear Sirs:

                    The Mead Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated October 20, 1997 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Agents"), on the other, to issue and sell to [Goldman, Sachs & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provision had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the effective date of the Registration Statement (as defined in the Distribution Agreement) in relation to the Prospectus (as defined in the Distribution Agreement), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

                    An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                    Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Goldman, Sachs & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] and [Goldman, Sachs & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

                    The Company agrees that from the date of this Terms Agreement by [Goldman, Sachs & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased hereunder, as notified to the Company by such Agent[s] and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent[s], offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities.

                    Defined terms used herein and not defined herein shall have the meaning given such terms in the Distribution Agreement.

                    If the foregoing is in accordance with your understanding, please sign and return to us three (3) counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                        THE MEAD CORPORATION

                                        By:_____________________
                                           Name:
                                           Title:

          Accepted:

          [_______________________________]
               (Goldman, Sachs & Co.)

          [MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED

          By:_____________________________]
             Name:
             Title:


                                                Schedule to Annex I

          Title of Purchased Securities:

               [[      %] Medium-Term Notes, Series A]

          Aggregate Principal Amount:

               [$             or units of other Specified Currency]
          [Price to Public:]

          Purchase Price by [Goldman, Sachs & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated]

                    % of the principal amount of the Purchased
               Securities[, plus accrued interest from
               to       ] [and accrued amortization, if any,
               from        to       ]

          Method of and Specified Funds for Payment of Purchase
          Price:

               [By certified or official bank check or checks, payable to the order of the Company, in [[New
               York] Clearing House] [immediately available] funds]

               [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]]

          Indenture:

               Indenture, dated as of October 20, 1997 between the Company and Citibank, N.A., as Trustee

          Time of Delivery:

          Closing Location:

          Maturity:

          Interest Rate [and Formula]:

               [       %]

          Interest Payment Dates:

               [months and dates]


          Documents to be Delivered:

               The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

                    [(l) The opinion or opinions of counsel to the
                         Agents referred to in Section 4(h).]

                    [(2) The opinions of counsel to the Company
                         referred to in Sections 4(i) and 4(j).]

                    [(4) The accountants' letter referred to in
                         Section 4(k).]

                    [(5) The officers' certificate referred to in
                         Section 4(l).]

          Other Provisions:





                                                         ANNEX II

                         The Mead Corporation
                       Administrative Procedure

               This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated October 20, 1997 (the "Distribution Agreement"), between The Mead Corporation (the "Company") and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

               The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. Part I describes procedures of general applicability with respect to such Securities. Part II below describes procedures specifically and exclusively applicable (any procedure in Part I below to the contrary notwithstanding) to such Securities which are either Global Certificates or Book-Entry Securities (each as defined below). The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

               The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

               Unless otherwise specified in the applicable
     Pricing Supplement, each Security will be issued only in fully registered form and will be initially represented by either a permanent global certificate (a "Global Certificate") delivered to the Trustee, as agent for The Depository Trust Company (the "Depository") or a certificate (a "Definitive Certificate") delivered to a person designated by an Agent. Each security which is represented by a Global Certificate is referred to herein as a "Book-Entry Security" (it being understood that only such Global Certificate -- and not any such Book-Entry Security represented thereby -- constitutes a "Security" under the Indenture).

               Pursuant to Sections 301 and 1002 of the Indenture, the Company has appointed Citibank, N.A. as Paying Agent (the "Paying Agent") and as Calculation Agent (the "Calculation Agent") for the Securities. In addition, the Company has appointed Citibank, N.A. as its agent (the "Issuing Agent") in connection with certain procedures to be followed with respect to the settlement of sales of Securities, as set forth herein.

          PART I:   PROCEDURES OF APPLICABILITY TO BOTH
                    CERTIFICATED SECURITIES AND BOOK-
                    ENTRY SECURITIES

     Posting Rates by the Company:

               The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

     Acceptance of Offers by the Company:

               Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

               The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

     Communication of Sale Information
     to the Company by Selling Agent:

               After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

               (1)  Principal amount of Securities to be
                    purchased;

               (2)  Identification as a Fixed Rate Security,
                    Floating Rate Security or Zero Coupon
                    Security;

               (3) If a Fixed Rate Security, the interest rate and the initial interest payment date;

               (4)  Maturity Date;

               (5) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency and the Exchange Rate Agent;

               (6)  Issue Price;

               (7)  Selling Agent's commission or Purchasing
                    Agent's discount, as the case may be;

               (8)  Net proceeds to the Company;

               (9)  Settlement Date;

               (10) If a Security is redeemable by the Company,
                    such of the following as are applicable:

                    (i)  Redemption Commencement Date,

                   (ii)  Redemption Prices (% of par) and
                         Redemption Periods,

                  (iii)  The Redemption Date and the Redemption
                         Price, and

                   (iv)  Amount (% of par) that the Redemption
                         Price shall decline (but not below par)
                         on each anniversary of the Redemption
                         Commencement Date;

                    (v)  The Make-Whole Premium, if any;

               (11)    If a Security is to be repaid at the
                       option of the Holder, the date on or after which the Security is to be repaid, the Repayment Price and additional provisions, if any;

               (12) If a Floating Rate Security, such of the following as are applicable:

                    (i)  Interest Rate Basis,
                   (ii)  Index Maturity,
                  (iii)  Spread or Spread Multiplier,
                   (iv)  Maximum Interest Rate,
                    (v)  Minimum Interest Rate,
                   (vi)  Initial Interest Rate,
                  (vii)  Interest Rate Reset Dates,
                 (viii)  Calculation Dates,
                   (ix)  Interest Determination Dates,
                    (x)  Interest Payment Dates,
                   (xi)  Regular Record Dates, and
                  (xii)  Calculation Agent;

               (13)    If an Amortizing Security, the
                       amortization provisions, formula and the amortization schedule;

               (14)    If the amount of principal payable on a
                       Security will be determined by reference to an index or formula, a full description of the index or formula;

               (15) If an OID Note, the total amount of OID, the Yield to Maturity and the initial accrual period of OID;

               (16) Name, address and taxpayer identification number of the registered owner;

               (17)    Denomination of certificates to be
                       delivered at settlement;

               (18)    Book-Entry Security or Certificated
                       Security; and

               (19)    Any other applicable terms.

     Preparation of Pricing Supplement by the Company:

               If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 5:00 p.m., New York City time, on the business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than noon, New York City time, on such date. The Company will arrange to have each Pricing Supplement filed with the Commission under Rule 424(b) not later than the close of business of the Commission on the second business day (or such other date Rule 424 shall require) following the date on which such Pricing Supplement is first used. One copy of such filed document will be sent by telecopy or overnight express (for delivery not later than 11:00 A.M. on the Business Day next following the trade date) to the Selling Agent or the Purchasing Agent, as the case may be, at the following applicable addresses: Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile Transmission No.
     (212) 902-4103, Attention: Don Hansen, Registration, 18th Floor; Merrill Lynch, Pierce, Fenner & Smith Incorporated, c/o Tritech Services, 44-B Colonial Drive, Piscataway, New Jersey 08854, Facsimile Transmission No. (732) 885-2774/5/6, Telephone No. (732) 885-2768, Attention: Nachman Kimerling.

     Delivery of Confirmation and
     Prospectus to Purchaser by Selling Agent:

               The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Security.

     Date of Settlement:

               All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

     Instruction from the Company to
     Issuing Agent for Preparation of Securities:

               After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Issuing Agent by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

               The Company will instruct the Issuing Agent by facsimile transmission or other acceptable written means to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 2:00 p.m., New York City time, on the second business day prior to the Settlement Date unless, in the case of Securities evidenced by a Definitive Certificate, the Settlement Date is the date of acceptance by the Company of the offer to purchase such Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time. The Trustee will authenticate and deliver to the Issuing Agent each Security in accordance with the Company's instructions.

     Preparation and Delivery of Securities
     by Issuing Agent and Receipt of Payment Therefor:

               The Issuing Agent will prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

               In the case of a sale of Securities to a purchaser solicited by an Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Selling Agent for the benefit of the purchaser of such Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to purchase securities or carry any securities in violation of Regulations G, T, U or X of the Federal Reserve Board or otherwise in violation of law.

               In the case of a sale of Securities to a Purchasing Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Purchasing Agent against delivery by the Purchasing Agent of a receipt therefor. On the Settlement Date the Purchasing Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Purchasing Agent's discount.

     Failure of Purchaser to Pay Selling Agent:

               If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Security or the Selling Agent fails to make payment to the Company, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Security to the Issuing Agent. Immediately upon receipt of such Security by the Issuing Agent, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

               The Issuing Agent will cancel the Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Security.

          PART II:     PROCEDURES APPLICABLE TO BOOK-ENTRY
                       SECURITIES AND GLOBAL CERTIFICATES

               In connection with the qualification of Book-Entry Securities for eligibility in the book-entry system maintained by the Depository, the Trustee and the Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with their respective obligations under a Letter of Representations from the Company and the Trustee to the Depository, dated October 20, 1997, and a Medium-Term Note Certificate Agreement, dated October 31, 1988, between Citibank, N.A. and the Depository (the "Certificate Agreement"), and the obligations of the Trustee as a participant in the Depository, including the Depository's Same-Day Funds Settlement System ("SDFS"). It is understood that the ownership interests of purchasers of Book-Entry Securities will be credited to the book-entry accounts of one or more participants in the Depository (each a "Participant") in accordance with the Depository's customary practices and reflected in the records of such Participants or one or more indirect Participants in the Depository designated by such purchasers in accordance with the arrangements between such purchasers and such Participants and indirect participants. As used in this Part II, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

     Issuance:                All Fixed Rate Securities which are
                              Book-Entry Securities and have the
                              same Original Issue Date,
                              redemption or repayment provisions,
                              Interest Payment Dates, interest
                              rate, interest payment periods and
                              Stated Maturity (collectively, the
                              "Fixed Rate Terms") will be
                              represented initially by a single
                              Global Certificate in fully
                              registered form without coupons;
                              all Floating Rate Securities which
                              are Book-Entry Securities and have
                              the same Original Issue Date,
                              redemption or repayment provisions,
                              Interest Payment Dates, interest
                              payment periods, Interest Rate
                              Basis, Initial Interest Rate, Index
                              Maturity, Spread or Spread
                              Multiplier, if any, Minimum
                              Interest Rate, if any, Maximum
                              Interest Rate, if any, and Stated
                              Maturity (collectively, the
                              "Floating Rate Terms") will be
                              represented initially by a single
                              Global Certificate in fully
                              registered form without coupons;
                              and all Zero Coupon Securities
                              which are Book-Entry Securities and
                              have the same Original Issue Date,
                              redemption or repayment provisions,
                              Yield to Maturity, Specified
                              Currency and Stated Maturity
                              (collectively, the "Zero Coupon
                              Terms") will be represented
                              initially by a single Global
                              Certificate in fully registered
                              form without coupons.

     Identification:          The Company has arranged with the
                              CUSIP Service Bureau of Standard &
                              Poor's Corporation (the "CUSIP
                              Service Bureau") for the
                              reservation of approximately 900
                              CUSIP numbers which have been
                              reserved for future assignment and
                              relating to Book-Entry Securities,
                              and the Company has delivered to
                              the Issuing Agent and the
                              Depository such list of such CUSIP
                              numbers.  The Issuing Agent will
                              assign CUSIP numbers to Global
                              Certificates representing Book-
                              Entry Securities as described below
                              under Settlement Procedure C.  The
                              Depository will notify the CUSIP
                              Service Bureau periodically of the
                              CUSIP numbers that the Company has
                              assigned to Global Certificates
                              representing Book-Entry Securities.
                              The Trustee will notify the Company
                              at any time when fewer than 100 of
                              the reserved CUSIP numbers remain
                              unassigned to Global Certificates
                              representing Book-Entry Securities,
                              and, if it deems necessary, the
                              Company will reserve additional
                              CUSIP numbers for assignment to
                              Global Certificates representing
                              Book-Entry Securities.  Upon
                              obtaining such additional CUSIP
                              numbers, the Company will deliver a
                              list of such additional numbers to
                              the Issuing Agent and the
                              Depository.  Book-Entry Securities
                              having an aggregate principal
                              amount in excess of $200,000,000
                              and otherwise required to be
                              represented by the same Global
                              Certificate will instead be
                              represented by two or more Global
                              Certificates which shall all be
                              assigned the same CUSIP number.

     Registration:            Each Global Certificate will be
                              registered in the name of Cede &
                              Co., as nominee for the Depository,
                              on the Security Register maintained
                              by the Trustee under the Indenture.
                              On the first Business Day of each
                              month, the Trustee will deliver to
                              the Company a written statement
                              indicating the total principal
                              amount of Outstanding Book-Entry
                              Securities as of the immediately
                              preceding Business Day.

     Transfers:               Transfers of interests in a Book-
                              Entry Security will be effected in
                              accordance with arrangements in
                              effect between Participants (and in
                              certain cases, one or more indirect
                              participants in the Depository) and
                              the beneficial transferors and
                              beneficial transferees of such
                              Book-Entry Security, and the
                              interests of Participants therein
                              will be reflected as appropriate by
                              book entries made by the
                              Depository.

     Exchanges:               The Issuing Agent may deliver to
                              the Depository and the CUSIP
                              Service Bureau at any time a
                              written notice specifying (a) the
                              CUSIP numbers of two or more Global
                              Certificates (i) having the same
                              Fixed Rate Terms, Floating Rate
                              Terms or Zero Coupon Terms, as the
                              case may be (except that Original
                              Issue Dates need not be the same),
                              (ii) for which interest (if any)
                              has been paid to the same date and
                              (iii) which otherwise constitute
                              Securities of the same series and
                              tenor under the Indenture; (b) a
                              date, occurring at least 30 days
                              after such written notice is
                              delivered and at least 30 days
                              before the next Interest Payment
                              Date (if any) for such Book-Entry
                              Securities, on which such Global
                              Certificates shall be exchanged for
                              a single replacement Global
                              Certificate; and (c) a new CUSIP
                              number, obtained from the Company,
                              to be assigned to such replacement
                              Global Certificate.  Upon receipt
                              of such a notice, the Depository
                              will send to its participants
                              (including the Issuing Agent) a
                              written reorganization notice to
                              the effect that such exchange will
                              occur on such date.  Prior to the
                              specified exchange date, the
                              Issuing Agent will deliver to the
                              CUSIP Service Bureau written notice
                              setting forth such exchange date
                              and the new CUSIP number and
                              stating that, as of such exchange
                              date, the CUSIP numbers of the
                              Global Certificates to be exchanged
                              will no longer be valid.  On the
                              specified exchange date, the
                              Issuing Agent will exchange such
                              Global Certificates for a single
                              Global Certificate authenticated by
                              the Trustee and bearing the new
                              CUSIP number, and the CUSIP numbers
                              of the exchanged Global
                              Certificates will, in accordance
                              with CUSIP Service Bureau
                              procedures, be retired and not
                              reassigned.  Notwithstanding the
                              foregoing, if the Global
                              Certificates to be exchanged exceed
                              $200,000,000 in aggregate principal
                              amount, one replacement Global
                              Certificate will be authenticated
                              and issued to represent each
                              $200,000,000 of principal amount of
                              the exchanged Global Certificates
                              and an additional Global
                              Certificate will be authenticated
                              and issued to represent any
                              remaining principal amount of such
                              Global Certificates (see
                              "Denominations" below).

     Denominations:           Book-Entry Securities will be
                              issued in denominations of $1,000
                              principal amount (or the
                              approximate equivalent in foreign
                              currencies, currency units or
                              composite currencies) and any
                              larger denomination which is an
                              integral multiple thereof.  Global
                              Certificates will be denominated in
                              principal amounts not in excess of
                              $200,000,000.  If one or more Book-
                              Entry Securities having an
                              aggregate principal amount in
                              excess of $200,000,000 would, but
                              for the preceding sentence, be
                              represented by a single Global
                              Certificate, then one Global
                              Certificate will be issued to
                              represent each $200,000,000
                              principal amount of such Book-Entry
                              Security or Book-Entry Securities
                              and an additional Global
                              Certificate will be issued to
                              represent any remaining principal
                              amount of such Book-Entry Security
                              or Book-Entry Securities.  In such
                              a case, each of the Global
                              Certificates representing such
                              Book-Entry Security or Securities
                              shall be assigned the same CUSIP
                              number.

     Interest:                General.  The Depository will
                              arrange for each pending deposit
                              message described under Settlement
                              Procedure C below to be transmitted
                              to Standard & Poor's, which will
                              use the message to include certain
                              information regarding the related
                              Book-Entry Notes in the appropriate
                              daily bond report published by
                              Standard & Poor's.

                              Notice of Interest Payments and
                              Regular Record Dates.  On the first
                              Business Day of January, April,
                              July and October of each year, the
                              Paying Agent will deliver to the
                              Company and to the Dividend
                              Department of the Depository a
                              written list of Regular Record
                              Dates and Interest Payment Dates
                              that will occur during the
                              six-month period beginning on such
                              first Business Day with respect to
                              Global Certificates representing
                              Book-Entry Securities which are
                              Floating Rate Notes.  Promptly
                              after each Interest Determination
                              Date for Book-Entry Securities
                              which are Floating Rate Notes, the
                              Calculation Agent will notify
                              Standard & Poor's of the interest
                              rates determined on such Interest
                              Determination Date.

     Payments of Principal
       and Interest:          Payments of Interest Only.
                              Promptly after each Regular Record
                              Date, the Paying Agent will deliver
                              to the Company and the Dividend
                              Department of the Depository a
                              written notice specifying by CUSIP
                              number the amount of interest (if
                              any) to be paid on each Global
                              Certificate representing Book-Entry
                              Securities on the following
                              Interest Payment Date (other than
                              an Interest Payment Date coinciding
                              with the Maturity of such
                              Certificate) and the total of such
                              amounts.  The Depository will
                              confirm the amount payable (if any)
                              on each Global Certificate
                              representing Book-Entry Securities
                              on such Interest Payment Date by
                              reference to the daily bond reports
                              published by Standard & Poor's.  On
                              such Interest Payment Date the
                              Company will pay to the Paying
                              Agent, and the Paying Agent in turn
                              will pay to the Depository, such
                              total amount of interest due (other
                              than at Maturity of such
                              Certificate), at the times and in
                              the manner set forth below under
                              "Manner of Payment".  If an
                              Interest Payment Date for a Book-
                              Entry Note is not a Business Day,
                              the payment due on such day shall
                              be made on the next succeeding
                              Business Day and no interest shall
                              accrue on such payment for the
                              period from and after such Interest
                              Payment Date.

                              Payments at Maturity or upon
                              Redemption or Repayment.  On or
                              about the first Business Day of
                              each month, the Paying Agent will
                              deliver to the Company and the
                              Depository a written list of
                              principal, premium, if any, and
                              interest to be paid on each Global
                              Certificate representing Book-Entry
                              Securities maturing either at
                              Stated Maturity or on a Redemption
                              Date or a Repayment Date
                              ("Maturity") in the following
                              month.  The Paying Agent, the
                              Company and the Depository will
                              confirm the amounts of such
                              principal, premium (if any) and
                              interest payments with respect to
                              each such Global Certificate
                              representing Book-Entry Securities
                              on or about the fifth Business Day
                              preceding the Maturity of such
                              Global Certificate representing
                              Book-Entry Securities.  At such
                              Maturity, the Company will pay to
                              the Paying Agent, and the Paying
                              Agent in turn will pay to the
                              Depository, the principal amount of
                              such Global Certificate
                              representing Book-Entry Securities,
                              together with interest and premium,
                              if any, due at such Maturity, at
                              the times and in the manner set
                              forth below under "Manner of
                              Payment".  Promptly after payment
                              to the Depository of the principal,
                              interest and premium, if any, due
                              at the Maturity of all Book-Entry
                              Securities represented by a
                              particular Global Certificate, the
                              Paying Agent will deliver to the
                              Trustee for cancellation such
                              Global Certificate.

                              Manner of Payment.  The total
                              amount of principal, premium and
                              interest due on Global Securities
                              representing Book-Entry Securities
                              on any Interest Payment Date or at
                              Maturity shall be paid by the
                              Company to the Paying Agent, in
                              funds immediately available for use
                              by the Trustee as of 9:30 a.m., New
                              York City time, on such date.  The
                              Company will make such payment on
                              such Global Certificates
                              representing Book-Entry Securities
                              by instructing the Paying Agent to
                              withdraw funds from an account
                              maintained by the Company at the
                              Paying Agent.  The Company will
                              confirm such instructions in
                              writing to the Paying Agent.  For
                              principal payments at Maturity,
                              prior to 10:00 a.m., New York City
                              time, on such Maturity or as soon
                              as possible thereafter after
                              receipt of such funds from the
                              Company, the Paying Agent will pay
                              by separate wire transfer (using
                              Fedwire message entry instructions
                              in a form previously specified by
                              the Depository) to an account at
                              the Federal Reserve Bank of New
                              York previously specified by the
                              Depository, in funds available for
                              immediate use by the Depository,
                              each payment of interest, principal
                              and premium, if any, due on Global
                              Certificates representing Book-
                              Entry Certificates on such date;
                              and for interest payments, the
                              Paying Agent will pay the
                              Depository in same-day funds on the
                              Interest Payment Date in accordance
                              with existing arrangements between
                              the Paying Agent and the
                              Depository.  Thereafter on each
                              such date, the Depository will pay,
                              in accordance with its SDFS
                              operating procedures then in
                              effect, such amounts in funds
                              available for immediate use to the
                              respective Participants in whose
                              names such Book-Entry Securities
                              are recorded in the book-entry
                              system maintained by the
                              Depository.  Once payment has been
                              made to the Depository, neither the
                              Company, the Trustee nor the Paying
                              Agent shall have any responsibility
                              or liability for the payment by the
                              Depository of the principal of, or
                              premium, if any, or interest on,
                              the Book-Entry Securities to such
                              Participants.

                              Withholding Taxes.  The amount of
                              any taxes required under applicable
                              law to be withheld from any
                              interest payment on a Book-Entry
                              Security will be determined and
                              withheld by the Participant,
                              indirect participant in the
                              Depository or other Person
                              responsible for forwarding payments
                              and materials directly to the
                              beneficial owner of such Book-Entry
                              Security, or as applicable law may
                              otherwise require.

     Settlement Procedures:   Settlement Procedures with regard
                              to each Book-Entry Security sold by
                              each Agent, as agent of the
                              Company, will be as follows:

                              A.   After the acceptance of an
                                   offer by the Company with
                                   respect to a Book-Entry
                                   Security, the Selling Agent or
                                   Purchasing Agent, as the case
                                   may be, will communicate the
                                   following details of the terms
                                   of such offer (the "Book-Entry
                                   Sale Information") to the
                                   Company by telephone confirmed
                                   in writing or by facsimile
                                   transmission or other
                                   acceptable written means:

                                   (1)  Principal amount of the
                                        Book-Entry Security to be
                                        purchased;

                                   (2)  Identification as a Fixed
                                        Rate Security, Floating
                                        Rate Security or Zero
                                        Coupon Security;

                                   (3)  If a Fixed Rate Security,
                                        the interest rate and the
                                        initial interest payment
                                        date;

                                   (4)  Maturity Date;

                                   (5)  Specified Currency and,
                                        if the Specified Currency
                                        is other than U.S.
                                        dollars, the applicable
                                        Exchange Rate for such
                                        Specified Currency and
                                        the Exchange Rate Agent;

                                   (6)  Issue Price;

                                   (7)  Selling Agent's
                                        commission or Purchasing
                                        Agent's discount, as the
                                        case may be;

                                   (8)  Net proceeds to the
                                        Company;

                                   (9)  Settlement Date;

                                   (10) If a redeemable Security,
                                        such of the following as
                                        are applicable:

                                         (i) Redemption
                                             Commencement Date,

                                        (ii) Redemption Prices (%
                                             of par) and
                                             Redemption Periods,

                                       (iii) the Redemption Date
                                             and the Redemption
                                             Price, and

                                        (iv) Amount (% of par)
                                             that the Redemption
                                             Price shall decline
                                             (but not below par)
                                             on each anniversary
                                             of the Redemption
                                             Commencement Date,

                                         (v) The Make-Whole
                                             Premium, if any;

                                   (11) If a Security is to be
                                        repaid at the option of
                                        the Holder, the date on
                                        or after which the
                                        Security is to be repaid,
                                        the Repayment Price and
                                        additional provisions, if
                                        any;

                                   (12) If a Floating Rate
                                        Security, such of the
                                        following as are
                                        applicable:

                                         (i) Interest Rate Basis,

                                        (ii) Index Maturity,

                                       (iii) Spread or Spread
                                             Multiplier,

                                        (iv) Maximum Interest
                                             Rate,

                                         (v) Minimum Interest
                                             Rate,

                                        (vi) Initial Interest
                                             Rate,

                                       (vii) Interest Rate Reset
                                             Dates,

                                      (viii) Calculation Dates,

                                        (ix) Interest
                                             Determination Dates,

                                         (x) Interest Payment
                                             Dates,

                                        (xi) Regular Record
                                             Dates, and

                                       (xii) Calculation Agent;

                                   (13) If an Amortizing
                                        Security, the
                                        amortization provisions
                                        formula and the
                                        amortization schedule;

                                   (14) If the amount of
                                        principal payable on a
                                        Security will be
                                        determined by reference
                                        to an index or formula, a
                                        full description of such
                                        index or formula;

                                   (15) If an OID Note, the total
                                        amount of OID, the Yield
                                        to Maturity and the
                                        initial accrual period of
                                        OID;

                                   (16) The taxpayer
                                        identification number of
                                        the purchaser;

                                   (17) Identification numbers of
                                        the participant accounts
                                        maintained by the
                                        Depository on behalf of
                                        such Agent; and

                                   (18) Any other applicable
                                        terms.

                              B.   Upon receiving the Book-Entry
                                   Sale Information from the
                                   Selling Agent or the
                                   Purchasing Agent, as the case
                                   may be, the Issuing Agent will
                                   assign a CUSIP number to the
                                   Global Certificate
                                   representing the Book-Entry
                                   Security and the Company and
                                   will advise the Issuing Agent
                                   by facsimile or electronic
                                   transmission of the Book-Entry
                                   Sale Information received from
                                   the Selling Agent or the
                                   Purchasing Agent, as the case
                                   may be, and the name of such
                                   Agent.

                              C.   The Trustee will enter through
                                   the Depository Terminal
                                   System, a pending deposit
                                   message (the form of which has
                                   been previously furnished to
                                   the Issuing Agent by the
                                   Depository) specifying the
                                   following settlement
                                   information, which information
                                   will be communicated to the
                                   Depository, such Agent and
                                   Standard & Poor's:

                                   1.   Book-Entry Sale
                                        Information (as set forth
                                        in Settlement Procedure
                                        A).

                                   2.   Identification as a Fixed
                                        Rate Security, Floating
                                        Rate Security or Zero
                                        Coupon Security.

                                   3.   Initial Interest Payment
                                        Date for such Security,
                                        number of days by which
                                        such date succeeds the
                                        related record date for
                                        Depository purposes (or,
                                        in the case of Floating
                                        Rate Notes which reset
                                        daily or weekly, the date
                                        five calendar days
                                        preceding such Initial
                                        Interest Payment Date)
                                        and, if then calculable,
                                        the amount of interest
                                        payable on such Initial
                                        Interest Payment Date
                                        (which amount shall have
                                        been confirmed by the
                                        Trustee).

                                   4.   CUSIP number of the
                                        Global Certificate
                                        representing such Book-
                                        Entry Security.

                                   5.   Whether such Global
                                        Certificate will
                                        represent any other Book-
                                        Entry Securities issued
                                        or to be issued (to the
                                        extent then known).

                                   6.   Whether such Note is an
                                        Amortizing Note (by an
                                        appropriate notation in
                                        the comments field of
                                        DTC's Participant
                                        Terminal System).

                              D.   The Company will instruct the
                                   Issuing Agent by facsimile
                                   transmission or other
                                   acceptable written means to
                                   complete and authenticate such
                                   Global Certificate, and to
                                   register such Global
                                   Certificate in the name of
                                   Cede & Co., as nominee of the
                                   Depository.

                              E.   The Issuing Agent will
                                   complete and authenticate the
                                   Global Certificate
                                   representing such Book-Entry
                                   Security and register such
                                   Global Certificate in the name
                                   of Cede & Co., as nominee of
                                   the Depository.  The Trustee
                                   will take delivery thereof as
                                   agent for the Depository.

                              F.   The Depository will credit
                                   such Book-Entry Security to
                                   the participant account of the
                                   Issuing Agent maintained by
                                   the Depository.

                              G.   The Issuing Agent will enter
                                   an SDFS deliver order through
                                   the Depository's Participant
                                   Terminal System instructing
                                   the Depository (i) to debit
                                   such Book-Entry Security to
                                   the Issuing Agent's
                                   participant account and credit
                                   such Book-Entry Security to
                                   the participant account of the
                                   Selling Agent or the
                                   Purchasing Agent, as the case
                                   may be, maintained by the
                                   Depository and (ii) to debit
                                   the settlement account of the
                                   Selling Agent or the
                                   Purchasing Agent, as the case
                                   may be, and credit the
                                   settlement account of the
                                   Issuing Agent maintained by
                                   the Depository, in an amount
                                   equal to the price of such
                                   Book-Entry Security less such
                                   Agent's commission or
                                   discount, as the case may be.
                                   Any entry of such a deliver
                                   order shall be deemed to
                                   constitute a confirmation by
                                   the Trustee and the Issuing
                                   Agent to the Depository that
                                   (i) the Global Certificate
                                   representing such Book-Entry
                                   Security has been issued and
                                   authenticated and (ii) the
                                   Issuing Agent is holding such
                                   Global Certificate as agent of
                                   the Depository pursuant to the
                                   Certificate Agreement.

                              H.   The Selling Agent or the
                                   Purchasing Agent, as the case
                                   may be, will enter an SDFS
                                   deliver instruction through
                                   the Depository's Participant
                                   Terminal System instructing
                                   the Depository (i) to debit
                                   such Book-Entry Security to
                                   the participant account of
                                   such Agent and credit such
                                   Book-Entry Security to the
                                   participant accounts of the
                                   Participants with respect to
                                   such Book-Entry Security
                                   maintained by the Depository
                                   and (ii) to debit the
                                   settlement accounts of such
                                   Participants and credit the
                                   settlement account of such
                                   Agent maintained by the
                                   Depository in an amount equal
                                   to the price of such Book-
                                   Entry Security.

                              I.   Transfers of funds in
                                   accordance with SDFS deliver
                                   orders described in Settlement
                                   Procedures G and H will be
                                   settled in accordance with
                                   SDFS operating procedures in
                                   effect on the Settlement Date.

                              J.   The Issuing Agent will credit
                                   to an account of the Company
                                   maintained at the Issuing
                                   Agent funds available for
                                   immediate use in the amount
                                   transferred to the Issuing
                                   Agent in accordance with
                                   Settlement Procedure G.

                              K.   The Issuing Agent will send a
                                   report from time to time by
                                   first-class mail to the
                                   Company setting forth the
                                   principal amount of Global
                                   Certificates representing the
                                   Book-Entry Securities
                                   Outstanding as of the related
                                   Settlement Date after giving
                                   effect to such transaction and
                                   all other offers to purchase
                                   Securities of which the
                                   Company has advised the
                                   Issuing Agent but which have
                                   not yet been settled.

                              L.   The Selling Agent or the
                                   Purchasing Agent, as the case
                                   may be, will confirm the
                                   purchase of such Book-Entry
                                   Security to the purchaser
                                   either by transmitting to the
                                   Participants with respect to
                                   such Book-Entry Security a
                                   confirmation order through the
                                   Depository's Participant
                                   Terminal System or by mailing
                                   a written confirmation to such
                                   purchaser.

                              M.   Notwithstanding the foregoing,
                                   the Selling Agent shall in all
                                   cases take the actions
                                   described under the caption
                                   "Delivery of Confirmation and
                                   Prospectus to Purchaser by
                                   Selling Agent" in Part I of
                                   this Administrative Procedure,
                                   at the time or times specified
                                   under such caption for such
                                   actions.

     Settlement Procedures
       Timetable:             For orders of Book-Entry Securities
                              accepted by the Company, Settlement
                              Procedures "A" through "L" set
                              forth above shall be completed as
                              soon as possible, but not later
                              than the respective times (New York
                              City time) set forth below:

                                 Settlement
                                 Procedure         Time

                                     A       11:00 a.m. on the
                                             trade date

                                     B       12:00 Noon on the
                                             trade date

                                     C       2:00 p.m. on the
                                             trade date

                                     D       3:00 p.m. on the
                                             Business Day before
                                             Settlement Date

                                     E       9:00 a.m. on
                                             Settlement Date

                                     F       10:00 a.m. on
                                             Settlement Date

                                    G-H      2:00 p.m. on
                                             Settlement Date

                                     I       4:45 p.m. on
                                             Settlement Date

                                    J-L      5:00 p.m. on
                                             Settlement Date

                              If a sale is to be settled more
                              than one Business Day after the
                              trade date, Settlement Procedures
                              A, B, and C may, if necessary, be
                              completed at any time prior to the
                              specified times on the first
                              Business Day after the trade date.
                              In connection with a sale which is
                              to be settled more than one
                              Business Day after the trade date,
                              if the initial interest rate for a
                              Floating Rate Note is not known at
                              the time that Settlement Procedure
                              A is completed, Settlement
                              Procedures B and C shall be
                              completed as soon as such rates
                              have been determined, but no later
                              than 11:00 a.m. and 2:00 p.m., New
                              York City time, respectively, on
                              the second Business Day before the
                              Settlement Date.  Settlement
                              Procedure I is subject to extension
                              of Fedwire closing deadlines and in
                              the other events specified in the
                              SDFS operating procedures in effect
                              on the settlement date.

                              If settlement of a Book-Entry
                              Security is rescheduled or
                              cancelled, the Company will as soon
                              as practicable give the Trustee
                              notice to such effect.  The Trustee
                              will deliver to the Depository,
                              through the Depository's
                              Participant Terminal System, a
                              cancellation message (the form of
                              which has been previously furnished
                              to the Trustee by the Depository)
                              to such effect by no later than
                              2:00 p.m., New York City time, on
                              the Business Day immediately
                              preceding the scheduled Settlement
                              Date (provided the Issuing Agent
                              received such notice from the
                              Company by noon on the business day
                              immediately preceding the
                              Settlement Date) and in any case as
                              soon as practicable.  A copy of
                              such message will be routed through
                              the facilities of the Depository to
                              the Selling Agent and Standard &
                              Poor's.

     Failure to Settle:       If the Issuing Agent fails to enter
                              in timely fashion an SDFS deliver
                              order with respect to any Book-
                              Entry Security or any portion of a
                              Global Certificate representing a
                              Book-Entry Security pursuant to
                              Settlement Procedure G, or if the
                              Selling Agent or the Purchasing
                              Agent, as the case may be, fails to
                              enter in timely fashion an SDFS
                              deliver order with respect to such
                              Book-Entry Security pursuant to
                              Settlement Procedure H, the Issuing
                              Agent may deliver to the
                              Depository, through the
                              Depository's Participant Terminal
                              System, as soon as practicable, a
                              withdrawal message (the form of
                              which has been previously furnished
                              to the Issuing Agent by the
                              Depository) instructing the
                              Depository to debit such Book-Entry
                              Security to the participant account
                              of the Issuing Agent maintained at
                              the Depository.  A copy of such
                              message will be routed through the
                              facilities of the Depository to
                              such Agent.  The Depository will
                              process the withdrawal message,
                              provided that such participant
                              account contains Book-Entry
                              Securities having the same Fixed
                              Rate Terms, Floating Rate Terms or
                              Zero Coupon Terms, as the case may
                              be, having an aggregate principal
                              amount that is at least equal to
                              the principal amount to be debited.
                              If withdrawal messages are
                              processed with respect to all the
                              Book-Entry Securities represented
                              by a particular Global Certificate,
                              the Issuing Agent will cancel
                              immediately such Global
                              Certificate, make appropriate
                              entries in its records and, unless
                              otherwise instructed by the
                              Company, destroy the Global
                              Certificate.  The CUSIP number
                              assigned to such Global Certificate
                              shall, in accordance with CUSIP
                              Service Bureau procedures, be
                              retired and not reassigned.  If
                              withdrawal messages are processed
                              with respect to only a portion of
                              the Book-Entry Securities
                              represented by a particular Global
                              Certificate, the Issuing Agent will
                              exchange such Global Certificate
                              for two Global Certificates
                              authenticated by the Trustee, one
                              of which shall represent the Book-
                              Entry Securities for which
                              withdrawal messages are processed
                              and shall be cancelled by the
                              Trustee and destroyed immediately
                              after issuance, and the other of
                              which shall represent the other
                              Book-Entry Securities previously
                              represented by the surrendered
                              Global Certificate and shall bear
                              the CUSIP number of the surrendered
                              Global Certificate.  The Company
                              will reimburse such Agent on an
                              equitable basis for its loss of the
                              use of funds during any period when
                              the funds were credited to the
                              account of the Company in
                              connection with such attempted
                              settlement.

                              If the purchase price for any Book-
                              Entry Security is not timely paid
                              to the Participants with respect to
                              such Security by the beneficial
                              purchaser thereof or by a person,
                              including an indirect participant
                              in the Depository, acting on behalf
                              of such purchaser (other than the
                              Purchasing Agent, if any), such
                              Participants and, in turn, the
                              Selling Agent or the Purchasing
                              Agent, as the case may be, may
                              enter SDFS deliver orders through
                              the Depository's Participant
                              Terminal System reversing the
                              orders entered pursuant to
                              Settlement Procedures G and H,
                              respectively.  Immediately
                              thereafter, the Issuing Agent will
                              deliver the withdrawal message and
                              take the related actions described
                              in the preceding paragraph.  The
                              Company will reimburse such Agent
                              on an equitable basis for its loss
                              of the use of funds during any
                              period when the funds were credited
                              to the account of the Company in
                              connection with such attempted
                              settlement.

                              Notwithstanding the foregoing, upon
                              any failure to settle with respect
                              to any Book-Entry Security or any
                              portion of a Global Certificate
                              representing a Book-Entry Security,
                              the Depository may take any actions
                              in accordance with its SDFS
                              operating procedures then in
                              effect.  In the event of a failure
                              to settle with respect to any Book-
                              Entry Security that was to have
                              been represented by a Global
                              Certificate also representing other
                              Book-Entry Securities, the Issuing
                              Agent will provide, in accordance
                              with Settlement Procedures D and E,
                              for the authentication and issuance
                              of a Global Certificate
                              representing the remaining
                              principal amount to have been
                              represented by such Global
                              Certificate and will make
                              appropriate entries in its records.

     Issuing and Paying
       Agents Not to Risk
       Funds: Nothing herein will be deemed to require the Issuing Agent or the Paying Agent to risk or expend its own funds in connection with any payment to the Company, the Agents, the Depository or any securityholder, it being understood by all parties that payments made by the Issuing Agent or the Paying Agent to any party will be made only to the extent that funds are provided to the Issuing Agent or the Paying Agent, as the case may be, for such purpose.


                                                        ANNEX III

                          Accountant's Letter

     Pursuant to Section 4(k) and Section 6(e), as the case may be, of the Distribution Agreement and in relation to a purchase of a Security by a purchaser solicited by an Agent (and not in relation to a purchase of a Security by an Agent as principal) upon the receipt by the accountants of a written opinion by the Agents' attorney stating that the Agents have a due diligence defense under Section 11 of the Act or of a representation letter from the Agents meeting the requirements of paragraph 6 of SAS No. 72, "Letters for Underwriters and Certain Other Requesting Parties", the accountants shall furnish letters to the Agents to the effect that:

               (i)  They are independent certified public
          accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder; and any pro forma consolidated condensed financial statements included or incorporated in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

               (iii) They performed the procedures specified by the American Institute Certified Public Accountants for a review of interim financial information as described in SAS No. 71, "Interim Financial Information", on the unaudited condensed statements of income, condensed balance sheets and statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed financial statements referred to in paragraph
          (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iv) The unaudited selected financial information with respect to the results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

               (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

               (vi) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A)  (i) the unaudited statements of income,
               condensed balance sheets and statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited statements of income, condensed balance sheets and statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                    (B)  any other unaudited income statement
               data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (C)  any unaudited pro forma condensed
               financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments, if any, have not been properly applied to the historical amounts in the compilation of those statements;

                    (D)  as of a specified date not more than
               five days prior to the date of such letter, there have been any changes in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the long-term debt of the Company, or any decreases in net current assets or stockholders' equity or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (E)  for the period from the date of the
               latest financial statements included or
               incorporated by reference in the Prospectus to the specified date referred to in Clause (D) there were any decreases in net sales, gross profit, earnings from operations, earnings from continuing operations or the total or per share amounts of consolidated net earnings or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (vii) In addition to the audit referred to their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

     All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(e) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under Section 4(k) thereof in relation to the applicable Securities for purposes of the letter delivered at the Time of Delivery for such Securities.